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                                                                    EXHIBIT 10.9

NOTICE: THE DEBT SECURED HEREBY IS SUBJECT TO ALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

                                 DEED OF TRUST

     THIS DEED OF TRUST made this 10th day of February, 1997, by and between Guardian Technologies International, Inc., a Delaware corporation, herein referred to as "Grantor," and Marc A. Busman, a resident of Fairfax County, Virginia, and Rosalyn R. Busman, a resident of Fairfax County, Virginia, TRUSTEES, either of whom may act, herein referred to as "Trustee."

                              W I T N E S S E T H:

     That for and in consideration of Ten Dollars ($10.00) cash in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, Grantor does hereby grant, bargain, sell and convey to Trustee, with GENERAL WARRANTY of title, all that certain parcel or lot of land, together with all the buildings and improvements now or hereafter thereon, and all other rights, privileges and appurtenances belonging or in any way appertaining thereto, situate, lying and being in Loudoun County, Virginia, and more particularly described as follows (all of such property being herein sometimes referred to as the "Real Estate"):

           Lot FOUR (4), LOUDOUN BUSINESS PARK, as the same appears duly dedicated, platted and recorded in Deed Book 968 at Page 779 among the land records of Loudoun County, Virginia.

           AND BEING the same property conveyed to Grantor by Deed recorded in Deed Book 1432 at Page 1753 among the said land records.

     IN TRUST, NEVERTHELESS, to secure the payment of a certain negotiable promissory note of even date herewith, made by Guardian Technologies International, Inc., a Delaware corporation, to the order of Dashco, Inc., a Virginia corporation, in the principal sum of Nine Hundred Thousand and No/100 DOLLARS ($900,000.00) with interest from date at rate of fifteen percent DOLLARS ($11,250.00) commencing on the 10th day of March, 1997, and on the 10th day of each month thereafter until the principal and interest are fully paid, except that the entire indebtedness evidenced hereby, if not sooner paid, shall be due and payable on the 10th day of February, 1998. Each installment shall first be applied to interest and the balance of each such installment shall then be applied to principal.

     Grantor covenants that during the continuation of this trust he will not sell or convey the real estate, or any part thereof, securing the indebtedness herein described, without prior written consent of the holder of the indebtedness, and upon failure to obtain such written consent, the entire indebtedness secured hereby shall become immediately due and payable at the option of the holder of the note secured hereby.


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     This deed of trust, except to the extent inconsistent, with the specific and express provisions contained herein, shall in all other respects be read and construed with, and to such extent be deemed to incorporate by reference, the provisions of Sections 55-50 et seq. of the Code of Virginia 1950, as in force and effect on the date of acknowledgment hereof, including the following provisions:

     Deferred purchase money
     Exemptions waived
     Subject to all upon default
     Renewal or extension permitted
     Right of anticipation reserved
     Insurance required $ _________ Dollars ** Replacement Value of
     Improvements
     Substitution of trustee permitted
     Advertisement required:  two weeks

     The parties hereto do further covenant and agree as follows:

     (1) Grantor hereby covenants that Grantor owns the real estate in fee simple and has the right to convey it; that Grantor will execute such further assurances of title as may be requisite; that Grantor will pay punctually and promptly all of the said indebtedness.

     (2) So long as any part of the indebtedness secured hereby remains unpaid, Grantor agrees (a) to pay all taxes, assessments, levies and charges upon the real estate by the time they become due, and to deliver evidence of the payment of said taxes, assessments and levies to the holder of the note within ten (10) days after their respective due days, and (b) to keep the improvements on the real estate constantly insured, by a reputable insurance company, acceptable to the holder of the note, in such amount as specified above, against loss by fire or the hazards usually covered by an extended coverage policy, with loss payable clauses in favor and in form acceptable to the holder of the note, without contribution, and to deliver the policies and all renewals thereof to the holder of the note, and Grantor shall promptly furnish to the holder of the note all renewal notices and all receipts of paid premiums. If the premises covered hereby, or any part thereof, shall be damaged by fire or other hazard against which insurance is held as hereinbefore provided, or shall suffer any other loss, the Grantor will immediately give notice by mail to the holder of the note, who may make proof of loss if not made promptly by the Grantor and if restoration or repair of the property damaged is economically feasible and the security of this deed of trust is not thereby impaired, the insurance proceeds shall be applied to sch restoration and repair. If such restoration or repair is not economically feasible or if the security of this deed of trust would be impaired, the insurance proceeds shall be applied to the sums then remaining unpaid, secured by this deed of trust, with the excess, if any, paid to Grantor. If Grantor fails to respond to the holder of the note within thirty
(30) days from the date notice is mailed by the holder of the note to Grantor that the insurance carrier offers to settle a claim for insurance benefits, the holder of the note is authorized to collect and apply the insurance proceeds at the holder of the note's option either to restoration or repair of the property or to the sums secured by this deed of trust.



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     (3) Grantor will not remove, demolish or alter the design or structural character of any building now or hereafter erected on the real estate unless Trustee shall first consent thereto in writing; will maintain the real estate in good condition and repair; will not commit or suffer waste thereof; and will comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the real estate.

     (4) Grantor agrees to pay all expenses incurred in the collection of the indebtedness hereby secured, including reasonable attorneys' fees, plus interest on principal amounts in default at the same rate as then being charged in the note secured hereby.

     (5) In the event this deed of trust is inferior to any other deed of trust on the above described real estate the Grantor covenants to pay the instrument secured thereby, and in default thereof, the noteholder secured by this deed of trust may treat such default as a default under this trust and proceed with foreclosure as herein set forth, and any sums of money paid by the noteholder to prevent foreclosure on a prior deed of trust, shall be deemed to be fully secured by this instrument, plus interest at the rate provided for in the note secured hereby from date of payment.

     (6) Grantor agrees that if default be made in the payment of any of the indebtedness hereby secured, or any part thereof, the Trustee (i) may take possession of the real estate, or any part thereof, and lease it in the name of and for the account of Grantor, or in the name of and for the account of its then owner; or (ii) may give notice of such default to the lessee of the real estate in the event it shall have been leased by Grantor, and thereafter collect the rents therefrom from the lessee. In either of such events, the Trustee shall deduct from such rents all costs of collection and administration and apply the net proceeds on the secured indebtedness. The Trustee is hereby empowered to bring in his name, or in the name of the owner of the premises, any suit or action he may deem advisable for the enforcement of the provisions of this clause to the same extent as if the Trustee were then lessor of the real estate, but the Trustee shall be in no way personally liable under any of the provisions of such lease or of this clause, and shall not be personally liable to any person by virtue of his possession of the real estate or by virtue of his acting under any provisions of this clause, except to the extent of accounting for rents actually received by him hereunder. The rights and remedies given under this clause are in addition to and not in lieu of those given by law or by other clauses of this deed, and may be exercised without prejudice to such other rights and remedies.

     (7) Grantor further agrees that if default shall be made in the payment of the secured indebtedness or of any monthly installment of principal and/or interest thereon, or under the terms of or in the payment of any installment of principal or interest on any senior encumbrance, or in the payment of any of the monthly sums for taxes or assessments, or fire/hazard and other insurance, all as herein provided; or upon any default in payment on demand of any money advanced by the holder of the note secured hereby on account of any proper costs, charge, commission, or expense in and about the same, or on account of any tax or assessment or insurance, or expense of litigation, or attorneys' fees, with interest thereon at the rate set forth in the note or notes secured hereby from date of such advance (it being hereby agreed that on default



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in the payment of any tax or assessment or insurance premium or any payment on account thereof, or in the payment of any of said costs, expense of litigation or attorneys' fees, or any amount of principal or interest falling due on any senior encumbrance, as aforesaid, the holder of the note secured hereby may pay the same, and all sums so advanced, with interest as aforesaid, shall immediately attach as a lien hereunder and be payable on demand), or upon failure or iability faithfullyand fully to keep and perform any of the other conditions or covenants hereinprovided; upon any and every such default so made as aforesaid, it is expressly covenanted and agreed by Grantor that the holder of the note secured hereby may treat the whole prinipal debt or sum and interest thereon until paid, have the right then or thereafter at any tme to sue thereon at law or in equity, or to enforce payment thereof by means of any remdies or provision in this instrument contained; and these rights shall exist notwithstanding that, by the terms of the note or notes hereby secured, they may not on their face be due.

     (8) In the event of default occurring as described in the precedin paragraph, (incuding nonpayment of the entire indebtedness when accelerated) then the Trustee, his successors or assigns, on being requested to do by the holder the note secued hereby, shall sell the real estate at public auction upon the premises, or at the front door of the courthouse of the county or city wherein the property is located, or at some other place in the said county or city selected by the Trustee (and a bidder's deposit of as much as ten percent (10%) of any bid may be required), after first advertising the time, terms and place of sale once a week for two consecutive weeks in a newspaper having a general circulation in the county or city wherein the real estate lies. The Trustee or arty secured shall give written notice of such proposed sale by personal delivery, or by certified or registered mail to the present owner of the property at his last known address, assuch owner and address appear on the records of the party secured. Mailing a copyh of the advertisement or a notice containing the same information fourteen (14) days prior to such sale shall be a sufficient compliance with the requirement of notice. Failure to comply with the requirements of notice shall not affect the validity of the sale under the deed of trust, and the purchaser shall be under no duty to ascertain whether such notice was validly given. The Trustee shall convey the same to, and at the cost of, the purchaser thereof, by Special Warranty, and the Trustee shall apply the proceeds of said sale: first, to discharge the expeses of executingthe trust, includig a commission to the Trustee of five per centum of the gross proceeds of sale; secondly, to ischarge all taxes, levies, and assessment, with costs and inerest if they have priority over the lien of the deed of trust, including the due pro rata thereof for the current year; thirdly, to discharge in the order of their priority, if any, the remainingdebts and obligations secured by the deed, and liens of record inferior to the deed of trust under which sale is made, with lawful interest; and fourthly, the residue of the proceeds shall be paid to the Grantor or his assigns; provided, however, that the Trustee as to such residue shall not be bound by any inheritance, devise, conveyance, assignment or lien of or upon the Grantor's equity, without actual notice thereof prior to distribution.

     (9) If at the time of the sale the said Trustee, orthe one acting, shall deem it best for any reason to postpone or continue said sale for one or ore days, they or he may do so,if which event, notice of such postponement or continuance sall be made in such manner as the Trustee, or the one acting, may deem sufficient. It is furthr agreed that if the said property shall be advertised for sale


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as herein provided and not sold, the Trustee, o the one acting, shall be entitled to one-half the commission above provided, to be computed on the amount of principal then unpaid.

     (10) Upon payment and discharge of all the obligtions secured heeby and the discharge of all covenants herein, the Trustee will, at Granor's request, at he cost of Grantor (including a reasonable fee to the Trustee for executing thedeed of release) execute a proper deed of release unto Grantor or otherwise properly release the lien of this deed of trust.

     (11) Grantor further covenants that the Trustee may rely upon the written or oral representations of the holder of the note secured hereby that this deed of trust is in default,and all action taken pursuant to notice of default an request for foreclosure shall be binding upon Grantor, the Trustee and those claiming through or under the.

     (12) Until default in the payment of the indebtednss hereby secured, or the breach of one or more of the covenants of the note(s) evidencing the said indebtedness, or of this deed of trust, or the happening of any event which would constitute a default under the terms hereof, Grantor shall remain in quiet use, possession and mnagement of the real estate, and in the enjoyment of the income, revenue and profits therefrm.

     (13) The covenants contained herein shall bind, and the benefits and advantages shall inure to, the respective heirs, executors, administrators, sucessors and assigns of the parties hereto. Whenever used, the singular number or noun shall include the plural and the plural the singular.














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     WITNESS the following signatures and seals.

                         GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                         (a Delaware corporation)


                         By   /s/ Joseph F. Fernandez      (SEAL)
                            ------------------------------
                              Name: Joseph F. Fernandez
                              Title: Vice-President


                            ------------------------------ (SEAL)

                            ------------------------------ (SEAL)

                            ------------------------------ (SEAL)


COMMONWEALTH OF VIRGINIA,
COUNTY OF LOUDOUN, to wit:

     I, the undersigned, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Joseph F. Fernandez, whose name is signed to the foregoing and hereunto annexed Deed of Trust bearing date of the 10th day of February, 1997, appeared before me in my jurisdiction aforesaid and acknowledged the same before me.

     Given under my hand and seal this 7th day of February, 1997.


                            /s/ Marsha A. Fishbaugh
                         -----------------------------------
                                Notary Public


My Commission Expires:

30 November 2000






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